UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: April 30, 2023

Item 1.    Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Sands Capital Global Growth Fund

Semi-Annual Report	April 30, 2023

Investment Adviser:
Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund Form N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the six-month period ending April 30, 2023. Over the reporting period, the Fund’s Institutional Class and Investor Class returned 13.66% and 13.56%, respectively, compared to a 12.68% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Class and Investor Class annualized return was 10.07% and 9.84%, respectively, compared to a 8.06% annualized return for the ACWI.

Performance Review

The Global Growth Fund outperformed the MSCI ACWI for the six-month period ending April 30, benefiting from the rebound in growth equities more broadly.

Security selection and regional and sector allocation all contributed to the Fund’s outperformance for the period, outweighing the modest headwind from currency effect.

Overall, from a regional perspective, the U.S./Canada was the top relative contributor and Emerging Asia was the top detractor. From a sector perspective, consumer discretionary and energy (a zero percent weight) contributed most to relative results, while information technology and industrials were the top detractors.

The top five absolute individual contributors to investment results were ASML Holding, MercadoLibre, Nike, Zalando, and Align Technology. The top five absolute detractors were Atlassian, Cloudflare, Nihon M&A Center, Repligen, and Snowflake.

During the period the Fund purchased Axon and sold CP All.

The Fund’s regional and sector exposures are largely a byproduct of Sands Capital’s bottom-up investment process, and below was the portfolio positioning at the end of the period:

-

The U.S./Canada was the Fund’s largest absolute regional weight and also its largest underweight. Latin America was the Fund’s largest overweight, and the Fund had no exposure to Eastern Europe and the Middle East & Africa.

-

From a sector perspective, consumer discretionary was the largest absolute and relative weight. Industrials was the largest underweight, and the Fund had no exposure to consumer staples, energy, real estate, and utilities.

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Commentary

Around the globe, inflation rates have fallen from 2022 highs but remain elevated, driven by labor shortages, higher energy prices, geopolitical tensions, and supply chain disruptions. The big question is how will high-growth businesses perform in an environment in which price pressures persist. While we cannot know how long prices will remain elevated, we believe there are certain types of growth businesses that are most suited to survive and thrive in this new inflation frontier.

As we see it, companies best positioned to withstand difficult macroeconomic economic environments possess key characteristics. They have financial strength, competitive advantages in promising business spaces, and established economies of scale with potent pricing power. These characteristics have as much to do with mitigating business risk (or the erosion of earnings potential) during a challenging environment as they do with driving growth and value creation in a strong economic environment.

Despite these strengths, many of our businesses have seen their valuations compress to multi-year lows as the Federal Reserve and other central banks raised interest rate targets to fight inflation. (Rising rates push up the discount rates used to value stocks, which tends to push valuations down). As rates and inflation return to more normalized levels, we believe once-panicked markets will return focus to underlying business fundamentals to discover that many of our companies now offer compelling investment opportunities. We believe financially stronger companies could take market share from competitors who rely on now higher costs of capital to fund their growth.

Innovation, and digitalization in particular, have helped many businesses maintain that strength, keeping inflationary pressures in check by reducing the cost of goods and labor and increasing output. Companies that can use technology to sell or distribute products better, faster, and more cheaply also stand to benefit.

Over the past decade, the technology-driven economy has enabled a level of increased productivity that has offset wage inflation. To us, this trend has been most evident in ecommerce and other industries with asset-light business models. In a sense, we can view inflation as a positive for many innovative businesses, given that rising prices can drive faster adoption of technologies that enable companies to lower input costs by reducing the materials and people required in the production process.

To that end, corporate investments in services and technologies that can counter the effects of inflation are already at historic levels.i We believe there are certain businesses that can offer long-term wealth creation opportunities for investors: first, price setters, select businesses that can use their competitive advantage to pass prices along to customers; second, automators, companies that provide automation equipment to help companies contend with rising labor costs; and third, cost cutters

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(aka the scalers), companies that deliver goods and services at scale that enable their customers to do more at lower costs

The Price Setter

Competitive advantage is beneficial during all types of market environments, but its value becomes particularly apparent when companies face increased labor and input costs. In general, businesses that hold a near-monopoly status, producing goods or services for which there is no comparable or readily available substitute, should be able to pass on price increases to their customers who, in a sense, will have nowhere else to turn. We have seen this trend play out in semiconductors.

Dutch semiconductor manufacturing equipment vendor ASML was formed in 1984 and exemplifies this near-monopoly status. It is the only company in the world that is able to build the lithography equipment that is fundamental to the fabrication of certain high-end, sophisticated integrated circuits used in advanced applications. It assembles some of the most sophisticated pieces of equipment manufactured by humankind, which unsurprisingly has required large investments in equipment and research and development. Its complex optical system harnesses the light necessary to print tiny patterns on silicon. By specializing and harnessing the economies of scale, ASML is enabling semiconductor companies to create more powerful chips more cheaply.

Businesses like ASML operate at so-called chokepoints in industry value chains and are able to pass on the higher prices they must now pay for labor, components, freight, and energy because their customers lack alternatives. In fact, in 2022, ASML reported weakening macroeconomic conditions had not made a dent in demand for its lithography systems, and it was able to fulfill only about 60 percent of its orders.

Taiwan Semiconductor (TSMC) is another near monopoly that sits at a critical chokepoint in the semiconductor value chain and that has been able to pass higher costs on to its customers. As the world’s largest (by production capacity) outsourced semiconductor foundry for logic chips, its services are essentially irreplaceable for its customers, who include vertically integrated original-equipment manufacturers and fabless semiconductor companies that outsource their chip production. TSMC is the only large-scale, customer-dedicated foundry capable of producing leading-edge chips, which are the most advanced chips available in terms of their computing power. Demand for these chips has risen in line with greater power requirements needed for advanced computing uses, such as gaming. However, even as this demand rises, customers are willing to pay more to get access to the advanced graphics that power popular video games. This dynamic has enabled TSMC to increase the cost of its chips by five times since 2022, passing on not only the costs of more compute power but also of rising input prices.

Even if inflation hits consumer sentiment and curbs demand for consumer electronic devices, TSMC is able to rely on a diverse set of growth drivers that benefit from

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some of the most important technology trends demanding these advanced chips, including the Internet of Things, 5G, artificial intelligence, and autonomous vehicles. We believe TSMC is well positioned within its market and is poised to take market share from competitors over the long term in all market environments. Its strength is due to its high-quality manufacturing process, ongoing investments in innovation, and collaborative relationships with a broad ecosystem of partners. The company is also distinctly positioned as the sole foundry at scale that does not compete with its customers by manufacturing its own designs.

Estimates as of 5/31/22. Market share estimates sourced from Semi.org, Sands Capital, Trendforce. Chart illustrates the market share held by the share leader within different semiconductor industry sub-categories. Sub-categories for each business are as follows: ASML (lithography), Lam Research (dry etch), Nvidia (AI chips), TSMC (foundry), VAT (semi vacuum valves), Entegris (semi filters). For illustrative purposes only. The specific securities identified and described do not represent all of the securities purchased, sold, or recommended for advisory clients. The reader should not assume that investments in the securities identified and discussed were or will be profitable. The securities identified represent a subset of current holdings in Sands Capital public equity strategies. They represent all holdings in the semiconductor industry.

The Automator

Companies that supply solutions to lower production costs and increase productivity play an important role as geopolitical tensions prompt many businesses to reshore operations. Bringing manufacturing operations home often means high labor costs, which many businesses are looking to offset by automating facets of the production and quality control process.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

Automation has been around for a long time, starting in automotive factories in which large robots have been used to help move around cars and parts, among other things. We believe there is still significant room for further automation in automotive and other manufacturing industries.

We have also been seeing more demand from consumer electronics makers that assemble tiny components of devices, such as smartphones, which continue to become increasingly smaller. Over the past five years, as automation solutions have become cheaper and more effective, more industries are starting to see value in deploying them. We see increased demand in consumer electronic makers, food and beverages, pharmaceuticals, medical devices, furniture manufacturers, and even toy production. And we expect that demand for automation will be persistent, growing at about a 10 percent compound annual growth rate for the next decade or so.ii

Keyence, which is essentially unrivaled in bringing sensors to manufacturers, has been a beneficiary of this demand. In the semiconductor and smartphone industries, for instance, Keyence plays a key role in ensuring that components are assembled most efficiently and cost-effectively. Its clients include leaders across industries from aerospace to semiconductors.

Founded in 1974 and based in Japan, Keyence provides products that are very low cost to implement but provide a great service with a fast and obvious return on investment (ROI).

In addition to the ROI that Keyence provides to customers, it keeps its own costs down because of its asset-light fabless business model, which is not dependent on legacy equipment. Perhaps even more importantly, Keyence does not have to produce legacy solutions that are not popular or profitable.

In a sense, Keyence straddles the three buckets of businesses as it also benefits from its ability to set prices and offer its customers the benefits of scale. It is able to set prices because it creates solutions that didn’t exist previously. Therefore, it makes the whole market. It has tight relationships with a large customer base with whom its sales team meets regularly. By getting on the factory floor, Keyence’s team is able to watch the manufacturing process in action. Armed with a first-hand understanding of this process, it is able to better recommend, introduce, or create solutions to help customers meet their needs. Often Keyence is able to add new features to existing solutions, enabling its customers to get greater value out of the product in terms of returns, fast payback, efficiencies, and cost savings. Those cost savings—and the fact that Keyence solutions represent a small percentage of the overall costs of products being produced—make it less likely that customers will switch providers, meaning that even in difficult times, Keyence can pass on cost inflation and maintain margins.

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Contributing to Keyence’s attractive margins, the company outsources the more commoditized capital-intensive parts of the process, focusing on the high-value-added parts of its business. Concentrating on operational and not capital expenditures allows Keyence to sidestep one of the biggest challenges in the industrial space, which is that they are typically capital-intensive, highly cyclical, low-margin, low-return businesses.

When you put all of that together, you still have somewhat of a growth cyclical business, but with a much lower degree of cyclicality than would be typical in the broader industrials or even the industrial automation space.

Cloud Software Enabling Cost-saving Productivity Gains

We have repeatedly seen how innovation can enable productivity gains that lower labor costs, often by allowing one person to do the work of what formerly took many; enable more efficiency; and drive productivity at scale. Cloud software, for instance, has proven to be a broad-based deflationary force that often enables millions of dollars in cost savings by replacing legacy technologies or even manual processes.iii Like in the case of automation, the ability to see a clear ROI has made it easier for many IT leaders to justify these investments in the short term, even in more difficult, cost-cutting business environments, while they work to prove their value over the longer term.

The software businesses that we invest in are geared to help their customers lower costs. This is often achieved by switching to next-generation platforms, such as Snowflake, a cloud-based data analytics company that has become a favorite of business analysts and data scientists alike for its technologically differentiated approach to analyzing data in the cloud. We believe its approach has revolutionized how business analytics is conducted. Snowflake customers had often used multiple on-premises solutions with siloed data sets prior to adopting Snowflake. After switching, they often report leveraging Snowflake’s platform to make data more rapidly available to customers, enabling more timely insights and usability of the data while ensuring greater operational efficiency at lower costs.iv

Snowflake is just one example of the deflationary effects and evident ROI that we have seen select software companies deliver. Companies looking to cut costs can be well served by switching to next-generation software platforms. Of the 150 software companies that we track, Snowflake was among the fastest growers in 2022, accumulating strong free cash flows—meaning that the company is growing fast while also logging profits. Not every software business has or will experience this same result, but we think this is a useful illustration of the often mission-critical nature of software. In contrast to software businesses during the last recession, many of the software vendors we invest in today have a larger enterprise focus, are multiproduct platforms, and are benefiting from even stronger secular trends toward cloud computing, software-as-a-service deployment models, and digital transformation.

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Sources: Gartner, Piper Sandler, as of August 2022, when cloud percent.

FactSet & Sands Capital research, penetration was estimated at 15

The Cost Cutter (aka Scaler)

Economies of scale provide larger companies with a competitive advantage over smaller ones because the larger the business, the lower its per-unit costs. Companies that can pass these lower costs on to their customers become even more attractive in times of inflation.

Amazon Web Services (AWS) is a global leader in cloud infrastructure and provides organizations with on-demand access to compute, storage, and other services through its cloud platform. Before AWS’ creation of the infrastructure-as-a-service (IaaS) and platform-as-a-service (PaaS) categories, companies were forced to buy hardware that they had to self-manage on premises. This was problematic, given that this hardware was extremely expensive. Finding expertise in managing it was difficult, and very few companies had a competitive advantage that was improved by becoming experts in building their own data centers. Worse yet, companies needed to accurately forecast demand for their businesses ahead of time to make sure they weren’t over- or under-purchasing this expensive equipment. Purchasing too little or too much were both major problems.

However, the advent of the cloud changed all of that by shifting those upfront costs and the difficulty of building data centers to cloud providers, like AWS, and allowing companies to scale their usage of compute and storage resources up and down in real time to adjust to their own changing business trends. The current difficult macroeconomic environment has been a major headwind for AWS and its peers,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

as companies have seen their own businesses slow and have consequently slowed their spending on cloud resources. However, despite the current headwinds, we argue that it is in many ways a positive development for the major IaaS providers, as it has definitively proved the value and flexibility of using the public cloud.

Furthermore, companies like Uber, which in the past had been adamant about building its own infrastructure, have recently changed their tone, given the dynamics described above. Until recently, Uber had run nearly all its business on self-managed servers but just announced that it is going all in on the public cloud and will replace more than 100,000 of its own servers in the process to increase performance and efficiency while cutting costs.v Uber is just one example but is not an isolated case, as the value of cloud infrastructure has been proved. In a recent survey of 80 large company chief information officers in the United States and Europe, Morgan Stanley found that because of the cloud’s demonstrated flexibility during this more challenging economic environment, technology leaders are now expecting to put significantly more workloads in the cloud over time than they were previously.vi

Over the long run, we expect AWS will be able to leverage its scale advantages to continually help its customers manage the highs and lows of inflation with new services and technologies. Its 2022 revenue rose 29 percent in constant currency terms to $80.1 billion, perhaps a testament to how indispensable AWS’ critical services are to its customers. The company also added nearly $18 billion in net new revenue in the past year, which suggests confidence of customers that believe that AWS is essential to their operations.

Over the coming decades, we expect AWS will be a key player as enterprises shift toward shared infrastructure services. We anticipate robust top-line growth, scale-based expense leverage, and a mix shift toward higher-margin PaaS services to drive above-average revenue and earnings growth for the company over the next five years.

Not All Innovation Happens in Tech

While innovative technology companies offer tangible examples of how certain businesses with competitive advantage, automation, and scale can endure inflationary environments, some of the more traditional businesses, such as hard-surface flooring retailer Floor & Decor, can also sustain above-average earnings growth over long periods of time and insulate customers from the bottlenecks that inflation creates. We believe Floor & Decor, like AWS, should be able to use its scale to offer lower prices for customers. With nearly 200 stores in the United States—each with 75.000 square feet of space dedicated to hard-surface retailing, it rivals Home Depot and Lowe’s in the category. However, it primarily competes with some 5,000 small mom-and-pop operators that have one or two local stores. Floor & Decor has seen some pullback in demand in the current environment but is steadily taking share because the business’ scale, direct-sourcing model, which includes an exclusive supply relationship, and vertically integrated distribution infrastructure

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have streamlined freight costs and allowed the company to pass along any cost savings to its customers. Some of the smaller retailers haven’t been afforded these options and have struggled with supply issues, making them subject to wholesalers’ pricing increases and have thus had a difficult time maintaining adequate levels of inventory over the past few years.

We believe that, over the next few quarters, we will see an even bigger divergence in terms of customer loyalty for this type of business as one bad experience can be enough to lose customers, especially for Pro customers who make up more than 40 percent of the Floor & Décor’s sales (as of March 2022). Once a contractor goes into a local store and cannot complete a job because of limited product availability or uncompetitive prices, those smaller retailers may lose their business for life. As a result of these recent pressures in its market, we believe Floor & Decor is going to end up in a much stronger competitive position, and we see similar developments with other portfolio companies across various sectors. We believe the combination of its value proposition, significant store growth opportunity, new-store economics, and favorable longer-term housing trends positions Floor & Decor to deliver above-average growth over the long term.

Positioned for Future Strength

Over the past several years, we have weathered massive disruptions bought on by geopolitics, a pandemic, and macroeconomic shifts. Yet none of these disruptions has been as powerful as the immutable secular trends that will ultimately support the companies that are looking to create the future.

To be sure, expectations about inflation and rising interest rates have fueled the volatility and valuation compression that have shaken financial markets. We are well aware of how unpredictable markets can be in the short term. Exogenous factors and sentiment can have an outsized and often unpredictable influence on stock price movements. At Sands Capital, we prefer to look past these phases of market panic and focus on the long term. We are business owners, not stock traders, and invest as such, evaluating a business’ potential long-term growth trajectory.

With this long-term view, we have made very few changes to our portfolios to adjust for inflation or rising interest rates. For the most part, our view of the long-term earnings power of the franchises in which we invest is largely unchanged over the last year, even in cases where our near-term earnings estimates have come down. That’s because many of our businesses are creating or benefiting from technological advances that enable better, faster, and less expensive access to commerce, financial services, healthcare, and are advancing the enterprise of the future. These trends will remain in place despite cyclical weakness.

We believe that the companies in which we invest—leaders in promising business spaces with strong fundamentals--are better positioned than many of their peers to continue investing for long-run growth despite weaker near-term prospects. As

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a result, we believe, in many cases, they will increase the size of their relative competitive advantage as they emerge from the current downturn.

Sincerely,

THE INVESTMENT TEAM

Disclosures:

The specific securities identified and described do not represent all the securities purchased, sold, or recommended for advisory clients. There is no assurance that any securities discussed will remain in the portfolio or that securities sold have not been repurchased. You should not assume that any investment is or will be profitable. A full list of public portfolio holdings, including their purchase dates, is available here. A full list of private holdings is available upon request to qualified investors.

Unless otherwise noted, the companies identified represent a subset of current holdings in Sands Capital portfolios. This article is part of an ongoing series of articles published in the quarterly commentaries and features businesses and related companies that were selected to illustrate current underlying macroeconomic and sectoral trends. The series uses rotation whereby businesses featured are selected to highlight different trends across sectors and geographies.

As of March 31, 2023, ASML was held in Global Growth, Technology Innovators, and International Growth. Keyence was held in Global Growth, Global Leaders, International Growth, and Global Shariah. Taiwan Semiconductor was held in Emerging Markets Growth, Emerging Markets ex China, Technology Innovators, International Growth, and Global Shariah. Floor & Decor was held in Select Growth. Snowflake was held in Select Growth, Global Growth, Technology Innovators, and Global Shariah. Amazon Web Services, a division of Amazon, was held in Select Growth, Global Growth, Technology Innovators, and Global Shariah. Uber Technologies was held in Select Growth. Home Depot and Lowe’s were not held in any Sands Capital strategy and are referenced for illustrative purposes only.

The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,897 constituents, the index covers approximately 85% of the global investable equity opportunity set.DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The views expressed are the opinion of Sands Capital and are not intended as a forecast, a guarantee of future results, investment recommendations, or an offer to buy or sell any securities. The views expressed were current as of the date indicated and are subject to change. This material may contain forward-looking statements, which are subject to uncertainty and contingencies outside of Sands Capital’s control. Readers should not place undue reliance upon these forward-looking statements. All investments are subject to market risk, including the possible loss of principal. There is no guarantee that Sands Capital will meet its stated goals. Past performance is not indicative of future results. A company’s fundamentals or earnings growth is no guarantee that its share price will increase. Company logos and website images are used for illustrative purposes only and were obtained directly from the company websites. Company logos and website images are trademarks or registered trademarks of their respective owners and use of a logo does not imply any connection between Sands Capital and the company. All investments are subject to market risk, including the possible loss of principal. The growth style of investing may become out of favor, which may result in periods of underperformance. The strategies are concentrated in a limited number of holdings. As a result, poor performance by a sin-

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gle large holding of a strategy would adversely affect its performance more than if the strategy were invested in a larger number of companies. International investments can be riskier than US investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional and economic developments. Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the US or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Because of this concentration in rapidly developing economies in a limited geographic area, emerging markets strategies involve a high degree of risk. GIPS Reports found here.

References to “we,” “us,” “our,” and “Sands Capital” refer collectively to Sands Capital Management, LLC, which provides investment advisory services with respect to Sands Capital’s public market investment strategies, and Sands Capital Ventures, LLC, which provides investment advisory services with respect to Sands Capital’s private market investment strategies, including the Global Innovation strategy, which is available only to qualified investors. As the context requires, the term “Sands Capital” may refer to such entities individually or collectively. As of October 1, 2021, the firm was redefined to be the combination of Sands Capital Management, LLC and Sands Capital Ventures, LLC. Both firms are registered investment advisers with the U. S. Securities and Exchange Commission in accordance with the Investment Advisers Act of 1940. The two registered investment advisers are combined to be one firm and are doing business as Sands Capital. Sands Capital operates as a distinct business organization, retains discretion over the assets between the two registered investment advisers, and has autonomy over the total investment decision-making process.

Information contained herein may be based on, or derived from, information provided by third parties. The accuracy of such information has not been independently verified and cannot be guaranteed. The information in this document speaks as of the date of this document or such earlier date as set out herein or as the context may require and may be subject to updating, completion, revision, and amendment. There will be no obligation to update any of the information or correct any inaccuracies contained herein.

This communication is for informational purposes only and does not constitute an offer, invitation, or recommendation to buy, sell, subscribe for, or issue any securities. The material is based on information that we consider correct, and any estimates, opinions, conclusions, or recommendations contained in this communication are reasonably held or made at the time of compilation. However, no warranty is made as to the accuracy or reliability of any estimates, opinions, conclusions, or recommendations. It should not be construed as investment, legal, or tax advice and may not be reproduced or distributed to any person.

In the United Kingdom, this communication is issued by Sands Capital Advisors – UK Ltd (“Sands UK”) and approved by Robert Quinn Advisory LLP, which is authorised and regulated by the UK Financial Conduct Authority (“FCA”). Sands UK is an Appointed Representative of Robert Quinn Advisory LLP. This material constitutes a financial promotion for the purposes of the Financial Services and Markets Act 2000 (the “Act”) and the handbook of rules and guidance issued from time to time by the FCA (the “FCA Rules”). This material is for information purposes only and does not constitute an offer to subscribe for or purchase of any financial instrument. Sands UK neither provides investment advice to, nor receives and transmits orders from, persons to whom this material is communicated, nor does it carry on any other activities with or for such persons that constitute “MiFID or equivalent third country business” for the purposes of the FCA Rules. All information provided is not warranted as to completeness or accuracy and is subject to change without notice. This communication and any investment or service to which this material may relate is exclusively intended for persons who are Professional Clients or Eligible Counterparties for the purposes of the FCA Rules or fall into a relevant category under COBS 4.12 in the FCA Rules and other persons should not act or rely on it. This communication is not intended for use by any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation.

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i https://www.morganstanley.com/ideas/technology-and-inflation-businesses

ii https://www.morganstanley.com/ideas/technology-and-inflation-businessesps://www.globenewswire.com/en/news-release/2023/02/23/2613960/0/en/Industrial-Automation- Market-Exhibits-9-8-CAGR-to-Reach-USD-395-09-Billion-by-2029-Report-by-Fortune-Business-Insights.html

iii FactSet and Sands Capital, Forrester Total Economic Impact Reports for ServiceNow, Datadog, and Atlassian.

iv Forrester Research

v https://thestack.technology/uber-cloud-migration-oracle-cloud-google-cloud/

vi Morgan Stanley Report: Cloud Optimization – Short-Term Pain for Long-Term Gains (April 2023)

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SECTOR WEIGHTINGS†:

† Percentages based on total investments.

Schedule of Investments

Common Stock — 97.1%

	SHARES	VALUE

Argentina — 4.6%
MercadoLibre*	46,203	$59,023,871

Canada — 2.6%
Shopify, Cl A *	681,027	32,995,758

Germany — 2.1%
Zalando *	672,495	27,659,471

India — 8.4%
Asian Paints	706,714	25,150,813
Housing Development Finance	1,056,008	35,980,154
Titan	1,470,712	47,650,031

		108,780,998

Japan — 5.2%
Keyence	121,500	54,791,190
Nihon M&A Center Holdings	1,560,700	11,929,749

		66,720,939

Netherlands — 9.3%
Adyen *	30,453	48,933,638

The accompanying notes are an integral part of the financial statements.

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Common Stock — continued

	SHARES	VALUE

Netherlands — (continued)
ASML Holding ADR, Cl G	110,860	$70,602,299

		119,535,937

Singapore — 2.4%
Sea ADR *	408,016	31,078,579

Switzerland — 3.4%
Sika	160,794	44,415,004

United Kingdom — 2.9%
Entain	2,032,388	37,032,832

United States — 56.2%
Airbnb, Cl A *	100,822	12,065,369
Align Technology *	104,418	33,967,175
Alphabet, Cl A *	336,631	36,133,972
Alphabet, Cl C *	121,041	13,099,057
Amazon.com *	523,364	55,188,734
Aptiv *	295,979	30,444,400
Atlassian, Cl A *	172,208	25,428,233
Axon Enterprise *	111,279	23,447,598
Block, Cl A *	429,773	26,125,901
Cloudflare, Cl A *	482,513	22,702,237
Dexcom *	531,722	64,519,147
DoorDash, Cl A *	350,418	21,442,077
Edwards Lifesciences *	205,296	18,061,942
Entegris	349,030	26,149,328
iRhythm Technologies *	205,045	26,942,913
Lam Research	84,120	44,085,610
Netflix*	120,595	39,787,908
NIKE, Cl B	397,140	50,325,581
Okta, Cl A *	471,395	32,304,699
Repligen*	137,330	20,823,348
Snowflake, Cl A *	184,884	27,377,623

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

Common Stock — continued

	SHARES	VALUE

United States — (continued)
Visa, Cl A	311,507	$72,497,024

		722,919,876

Total Common Stock

(Cost $906,343,736)		1,250,163,265

Total Investments— 97.1%

(Cost $906,343,736)		$1,250,163,265

Percentages are based on Net Assets of $1,286,949,799.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of April 30, 2023 all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 —Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $906,343,736)	$1,250,163,265
Cash and Cash Equivalents	38,292,134
Foreign Currency, at Value (Cost $232,480)	233,970
Receivable for Investment Securities Sold	6,463,852
Dividend Receivable	362,457
Receivable for Capital Shares Sold	335,000
Foreign Tax Reclaim Receivable	196,452
Prepaid Expenses	29,409

Total Assets	1,296,076,539

Liabilities:
Accrued Foreign Capital Gains Tax on Appreciated Securities	6,128,049
Payable for Capital Shares Redeemed	1,907,994
Payable due to Investment Adviser	920,826
Payable due to Administrator	92,273
Trustee Fees Payable	8,196
Unrealized loss on spot contracts	4,610
Chief Compliance Officer Fees Payable	2,617
Other Accrued Expenses	62,175

Total Liabilities	9,126,740

Net Assets	$1,286,949,799

Net Assets Consist of:
Paid-in-Capital	$1,057,353,381
Total distributable earnings	229,596,418

Net Assets	$1,286,949,799

Net Asset Value Per Share —
Institutional Class Shares ($1,267,789,705 ÷ 51,644,482 shares)*	$24.55

Net Asset Value Per Share —
Investor Class Shares ($19,160,094 ÷ 799,947 shares)*	$23.95

* Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND For the Six Months Ended April 30, 2023 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$2,386,707
Interest Income	772,268
Less: Foreign Taxes Withheld	(97,956)

Total Investment Income	3,061,019

Expenses
Investment Advisory Fees	5,408,882
Administration Fees	544,624
Shareholder Servicing Fees - Investor Class Shares	19,292
Trustee Fees	14,657
Chief Compliance Officer Fees	3,807
Transfer Agent Fees	63,247
Custodian Fees	34,568
Registration Fees	20,814
Legal Fees	19,814
Printing Fees	16,162
Audit Fees	13,445
Insurance and Other Expenses	27,934

Total Expenses	6,187,246

Less:
Fees Paid Indirectly	(6,434)

Net Expenses	6,180,812

Net Investment Loss	(3,119,793)

Net Realized Gain (Loss) on:
Investments (Net of Foreign Capital Gains Tax on Appreciated
Securities of $(896,077))	(18,726,195)
Foreign Currency Transactions	(11,191)

Net Realized Loss	(18,737,386)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	183,380,033
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	16,732
Foreign Capital Gains Tax on Appreciated Securities	494,459

Net Change in Unrealized Appreciation (Depreciation)	183,891,224

Net Gain on Investments, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Gains Tax on Appreciated Securities	165,153,838

Net Increase in Net Assets Resulting from Operations	$162,034,045

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net Investment Loss	$(3,119,793)	$(10,811,121)
Net Realized Loss	(18,737,386)	(53,419,195)
Net Change in Unrealized Appreciation (Depreciation)	183,891,224	(1,248,774,015)

Net Increase (Decrease) in Net Assets Resulting from Operations	162,034,045	(1,313,004,331)

Distributions
Institutional Class Shares	—	(286,044,801)
Investor Class Shares	—	(4,120,295)

Total Distributions	—	(290,165,096)

Capital Share Transactions:
Institutional Class Shares
Issued	59,246,378	329,190,353
Reinvestment of Distributions	—	258,577,437
Redemption Fees (see Note 2)	29,427	110,376
Redeemed	(195,501,670)	(518,666,537)

Net Institutional Class Shares Transactions	(136,225,865)	69,211,629

Investor Class Shares
Issued	887,904	18,889,793
Reinvestment of Distributions	—	3,791,208
Redemption Fees (see Note 2)	3,300	31,762
Redeemed	(3,126,725)	(15,892,398)

Net Investor Class Shares Transactions	(2,235,521)	6,820,365

Net Increase/Decrease in Net Assets from Capital Share Transactions	(138,461,386)	76,031,994

Total Increase (Decrease) in Net Assets	23,572,659	(1,527,137,433)

Net Assets:
Beginning of Period/Year	1,263,377,140	2,790,514,573

End of Period/Year	$1,286,949,799	$1,263,377,140

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six-Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Share Transactions:
Institutional Class Shares
Issued	2,566,239	11,156,104
Reinvestment of Distributions	—	6,801,090
Redeemed	(8,532,364)	(19,310,841)

Net Institutional Class Shares
Transactions	(5,966,125)	(1,353,647)

Share Transactions:
Investor Class Shares
Issued	39,123	605,530
Reinvestment of Distributions	—	102,051
Redeemed	(136,298)	(596,416)

Net Investor Class Shares Transactions	(97,175)	111,165

Net Decrease in Shares Outstanding	(6,063,300)	(1,242,482)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period/Year

	Institutional Class Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Asset Value, Beginning of Period/Year	$21.60	$46.72	$34.86	$26.64	$24.16	$24.16

Income (Loss) from Investment Operations:
Net Investment Loss†	(0.06)	(0.17)	(0.32)	(0.21)	(0.13)	(0.13)
Net Realized and Unrealized Gain (Loss)	3.01	(20.10)	13.46	10.03	4.59	0.23

Total from Investment Operations	2.95	(20.27)	13.14	9.82	4.46	0.10

Dividends and Distributions from:
Net Investment Income	—	—	—	(0.02)	(0.02)	(0.10)
Net Realized Gains	—	(4.85)	(1.28)	(1.58)	(1.96)	—

Total Dividends and Distributions	—	(4.85)	(1.28)	(1.60)	(1.98)	(0.10)

Redemption Fees^	—	—	—	—	—	—

Net Asset Value, End of Period/Year	$24.55	$21.60	$46.72	$34.86	$26.64	$24.16

Total Return††	13.66%	(47.86)%	38.39%	38.62%	20.43%	0.41%

Ratios and Supplemental Data
Net Assets, End of Period/ Year (Thousands)	$1,267,790	$1,244,453	$2,754,537	$2,027,252	$1,374,673	$1,051,355
Ratio of Expenses to Average Net Assets	0.97%**	0.95%	0.95%	0.96%	0.97%	0.97%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.97%**	0.95%	0.95%	0.96%	0.97%	0.97%
Ratio of Net Investment Loss to Average Net Assets	(0.49)%**	(0.59)%	(0.78)%	(0.70)%	(0.51)%	(0.51)%
Portfolio Turnover Rate	5%***	21%	32%	23%	34%	25%

^	See Note 2 in the Notes to the Financial Statements.
†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period/Year

	Investor Class Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Asset Value, Beginning of Period/Year	$21.09	$45.78	$34.24	$26.22	$23.85	$23.85

Income (Loss) from Investment Operations:
Net Investment Loss†	(0.08)	(0.25)	(0.43)	(0.26)	(0.18)	(0.19)
Net Realized and Unrealized Gain (Loss)	2.94	(19.62)	13.22	9.86	4.51	0.24

Total from Investment Operations	2.86	(19.87)	12.79	9.60	4.33	0.05

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	(0.06)
Net Realized Gains	—	(4.85)	(1.28)	(1.58)	(1.96)	—
Total Dividends and Distributions	—	(4.85)	(1.28)	(1.58)	(1.96)	(0.06)

Redemption Fees^	—	0.03	0.03	—	—	0.01

Net Asset Value, End of Period/Year	$23.95	$21.09	$45.78	$34.24	$26.22	$23.85

Total Return††	13.56%	(47.91)%	38.15%	38.39%	20.13%	0.23%

Ratios and Supplemental Data
Net Assets, End of Period/ Year (Thousands)	$19,160	$18,924	$35,978	$20,171	$15,868	$12,260
Ratio of Expenses to Average Net Assets	1.17%**	1.15%	1.15%	1.16%	1.17%	1.17%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.17%**	1.15%	1.15%	1.16%	1.17%	1.17%
Ratio of Net Investment Loss to Average Net Assets	(0.69)%**	(0.78)%	(0.98)%	(0.89)%	(0.72)%	(0.71)%
Portfolio Turnover Rate	5%***	21%	32%	23%	34%	25%

^	See Note 2 in the Notes to the Financial Statements.
†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 28 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional Class Shares and Investor Class Shares which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. General Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the financial statement date.

Securities for which market prices are not “Readily Available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Fund through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Fund. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by “the Board” and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confident interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held. Such securities are classified as Level 2 in the fair value hierarchy.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the six months ended April 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2023, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized gains and losses on foreign currency transactions and net change in unrealized appreciation and depreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income (loss) and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Cash and Cash Equivalents — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash and cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the six months ended April 30, 2023, Institutional Class Shares had $29,427 of redemption fees and the Investor Class Shares had $3,300 of redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2023, the Fund incurred $544,624 for these services.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Distribution Agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the six months ended April 30, 2023, the Investor Class Shares incurred 0.20% of average daily net assets or $19,292 of shareholder servicing fees.

Brown Brothers Harriman & Co. (BBH) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Asset Manager Solutions, Inc.) serves as transfer agent and dividend disbursing agent for the Fund under the transfer agency agreement with the Trust. For the six months ended April 30, 2023, the Fund earned cash management credits of $6,434 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until March 31, 2024. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of April 30, 2023, there were no previously waived and reimbursed fees that are subject to recapture.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

6.	Investment Transactions:

For the six months ended April 30, 2023, the Fund made purchases of $374,202,254 and sales of $550,002,937 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent.

The tax character of dividends and distributions for the Fund declared during the fiscal years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2022	$—	$290,165,096	$290,165,096
2021	—	74,613,134	74,613,134

As of October 31, 2022, the components of Distributable Earnings on a tax basis were as follows:

Current Year Late-Year Ordinary Loss Deferral	$(8,520,235)
Unrealized Appreciation	93,910,030
Other Temporary Differences	85
Capital Loss Carryforwards	(17,827,507)

Total Net Distributable Earnings	$67,562,373

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2022 through October 31, 2022. For the tax year ended October 31, 2022, the Fund elected to treat qualified ordinary late year loss of $(8,520,235), as arising in the following fiscal year.

As of October 31, 2022, the fund has short term capital losses carried forward of $17,827,507.

For Federal income tax purposes, the cost of securities owned at October 31, 2022, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

loss which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods and mark to market on unrealized gains on PFIC.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at April 30, 2023, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$906,343,736	$471,315,491	$(127,495,962)	$343,819,529

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

Derivatives Risk — The Fund’s use of foreign exchange forwards and market access products (including Participatory Notes and Low Exercise Price Warrants) is subject to market risk, correlation risk, valuation risk, liquidity risk and credit risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may cause the Fund to have to accept a lower price to sell a derivative, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of foreign exchange forward contracts is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk in this context is the risk that the derivatives instrument used for hedging currency exposure may also limit any potential gain that may result from a change in relative values of the underlying currencies. To the extent that the Fund engages in hedging strategies, there can

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Emerging Markets Securities Risk — The Fund may invest in companies located or doing business in emerging market countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. For purposes of determining whether a particular country is considered a developed market or an emerging market, the Fund uses the designation set forth by the MSCI, a prominent provider of investment tools and data services for institutions worldwide.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Differences in tax and accounting standards and difficulties in obtaining information about foreign governments or foreign companies may impair investment decisions. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The Fund may incur operating expenses that are higher than those of mutual funds that invest exclusively in U.S. equity securities due to higher custodial fees and brokerage commissions associated with investments in foreign securities. These risks may be magnified in less-established emerging markets.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Growth Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Large Capitalization Company Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mid-Capitalization Company Risk — The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Preferred Stock Risk — Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Stock Connect Investing Risk — Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

10.	Concentration of Shareholders:

At April 30, 2023, 66% of Institutional Class Shares outstanding were held by six shareholders and 91% of Investor Class Shares outstanding were held by three shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of April 30, 2023.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2022 to April 30, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

•Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 11/1/22	Ending Account Value 4/30/23	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund

Actual Fund Return

Institutional Shares	$1,000.00	$1,136.60	0.97%	$5.14

Investor Shares	1,000.00	1,135.60	1.17	6.20

Hypothetical 5% Return

Institutional Shares	$1,000.00	$1,019.98	0.97%	$4.86

Investor Shares	1,000.00	1,018.99	1.17	5.86

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

INVESTMENT ADVISORY AGREEMENT RENEWAL DISCLOSURE

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 27–28, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND April 30, 2023 (Unaudited)

deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sands Capital Global Growth Fund

c/o SS&C Global Investor & Distribution Solutions, Inc.

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-SA-001-1400

(b)	Not applicable.

Item 2. Code	of Ethics.

Not applicable for semi-annual report.

Item 3. Audit	Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure	of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.    Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie President

Date: July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie President

Date: July 7, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: July 7, 2023